                                                        Exhibit 99.9
--------------------------------------------------------------------------------
                                                        Monthly Operating Report
-----------------------------------------------
CASE NAME: American International Travel, Inc.          ACCRUAL BASIS
-----------------------------------------------

-----------------------------------------------
CASE NUMBER: 400-42149-BJH-11                           02/13/95, RWD, 2/96
-----------------------------------------------

-----------------------------------------------
JUDGE: Barbara J. Houser
-----------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/ Drew Keith                                         Chief Financial Officer
---------------------------------------              ---------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                        TITLE

Drew Keith                                                   6/20/2002
---------------------------------------              ---------------------------
PRINTED NAME OF RESPONSIBLE PARTY                              DATE

PREPARER:

/s/ Jessica L. Wilson                                  Chief Accounting Officer
---------------------------------------              ---------------------------
ORIGINAL SIGNATURE OF PREPARER                                 TITLE

Jessica L. Wilson                                            6/20/2002
---------------------------------------              ---------------------------
PRINTED NAME OF PREPARER                                       DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------------
CASE NAME: American International Travel, Inc.          ACCRUAL BASIS-1
----------------------------------------------

----------------------------------------------
CASE NUMBER: 400-42149-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------------

-------------------------------------------------------------
COMPARATIVE  BALANCE  SHEET
---------------------------------------------------------------------------------------------------------------
                                                                         MONTH          MONTH           MONTH
                                                     SCHEDULE         -----------------------------------------
ASSETS                                                AMOUNT          April 2002       May 2002
---------------------------------------------------------------------------------------------------------------
1.       UNRESTRICTED CASH                           $ 64,520         $        0       $       0          $0
---------------------------------------------------------------------------------------------------------------
2.       RESTRICTED CASH                                              $        0       $       0          $0
---------------------------------------------------------------------------------------------------------------
3.       TOTAL CASH                                  $ 64,520         $        0       $       0          $0
---------------------------------------------------------------------------------------------------------------
4.       ACCOUNTS RECEIVABLE (NET)                                    $        0       $       0          $0
---------------------------------------------------------------------------------------------------------------
5.       INVENTORY                                                    $        0       $       0          $0
---------------------------------------------------------------------------------------------------------------
6.       NOTES RECEIVABLE                                             $        0       $       0          $0
---------------------------------------------------------------------------------------------------------------
7.       PREPAID EXPENSES                                             $        0       $       0          $0
---------------------------------------------------------------------------------------------------------------
8.       OTHER (ATTACH LIST)                                           ($408,314)      ($408,314)         $0
---------------------------------------------------------------------------------------------------------------
9.       TOTAL CURRENT ASSETS                        $ 64,520          ($408,314)      ($408,314)         $0
---------------------------------------------------------------------------------------------------------------
10.      PROPERTY, PLANT & EQUIPMENT                                  $        0       $       0          $0
---------------------------------------------------------------------------------------------------------------
11.      LESS: ACCUMULATED
         DEPRECIATION/DEPLETION                                       $        0       $       0          $0
---------------------------------------------------------------------------------------------------------------
12.      NET PROPERTY, PLANT &
         EQUIPMENT                                   $      0         $        0       $       0          $0
---------------------------------------------------------------------------------------------------------------
13.      DUE FROM INSIDERS                                            $        0       $       0          $0
---------------------------------------------------------------------------------------------------------------
14.      OTHER ASSETS - NET OF
         AMORTIZATION (ATTACH LIST)                                   $        0       $       0          $0
---------------------------------------------------------------------------------------------------------------
15.      OTHER (ATTACH LIST)                                          $        0       $       0          $0
---------------------------------------------------------------------------------------------------------------
16.      TOTAL ASSETS                                $ 64,520          ($408,314)      ($408,314)         $0
---------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------
17.      ACCOUNTS PAYABLE                                             $        0       $       0          $0
---------------------------------------------------------------------------------------------------------------
18.      TAXES PAYABLE                                                $        0       $       0          $0
---------------------------------------------------------------------------------------------------------------
19.      NOTES PAYABLE                                                $        0       $       0          $0
---------------------------------------------------------------------------------------------------------------
20.      PROFESSIONAL FEES                                            $        0       $       0          $0
---------------------------------------------------------------------------------------------------------------
21.      SECURED DEBT                                                 $        0       $       0          $0
---------------------------------------------------------------------------------------------------------------
22.      OTHER (ATTACH LIST)                                          $        0       $       0          $0
---------------------------------------------------------------------------------------------------------------
23.      TOTAL POSTPETITION
         LIABILITIES                                                  $        0       $       0          $0
---------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------
24.      SECURED DEBT                                                 $        0       $       0          $0
---------------------------------------------------------------------------------------------------------------
25.      PRIORITY DEBT                               $ 16,503         $        0       $       0          $0
---------------------------------------------------------------------------------------------------------------
26.      UNSECURED DEBT                              $513,635           ($84,891)       ($84,891)         $0
---------------------------------------------------------------------------------------------------------------
27.      OTHER (ATTACH LIST)                                          $        0       $       0          $0
---------------------------------------------------------------------------------------------------------------
28.      TOTAL PREPETITION LIABILITIES               $530,138           ($84,891)       ($84,891)         $0
---------------------------------------------------------------------------------------------------------------
29.      TOTAL LIABILITIES                           $530,138           ($84,891)       ($84,891)         $0
---------------------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------------------
30.      PREPETITION OWNERS' EQUITY                                    ($359,163)      ($359,163)         $0
---------------------------------------------------------------------------------------------------------------
31.      POSTPETITION CUMULATIVE
         PROFIT OR (LOSS)                                                $35,740       $  35,740          $0
---------------------------------------------------------------------------------------------------------------
32.      DIRECT CHARGES TO EQUITY
         (ATTACH EXPLANATION)
---------------------------------------------------------------------------------------------------------------
33.      TOTAL EQUITY                                $      0          ($323,423)      ($323,423)         $0
---------------------------------------------------------------------------------------------------------------
34.      TOTAL LIABILITIES &
         OWNERS' EQUITY                              $530,138          ($408,314)      ($408,314)         $0
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                                                        Monthly Operating Report
----------------------------------------------
CASE NAME: American International Travel, Inc.          ACCRUAL BASIS-2
----------------------------------------------

----------------------------------------------
CASE NUMBER: 400-42149-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------------

----------------------------------------
INCOME STATEMENT
---------------------------------------------------------------------------------------------------------
                                                   MONTH            MONTH           MONTH       QUARTER
                                                 --------------------------------------------
REVENUES                                         April 2002        May 2002                      TOTAL
---------------------------------------------------------------------------------------------------------
1.     GROSS REVENUES                                $0              $0             $0            $0
---------------------------------------------------------------------------------------------------------
2.     LESS: RETURNS & DISCOUNTS                     $0              $0             $0            $0
---------------------------------------------------------------------------------------------------------
3.     NET REVENUE                                   $0              $0             $0            $0
---------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------
4.     MATERIAL                                      $0              $0             $0            $0
---------------------------------------------------------------------------------------------------------
5.     DIRECT LABOR                                  $0              $0             $0            $0
---------------------------------------------------------------------------------------------------------
6.     DIRECT OVERHEAD                               $0              $0             $0            $0
---------------------------------------------------------------------------------------------------------
7.     TOTAL COST OF GOODS SOLD                      $0              $0             $0            $0
---------------------------------------------------------------------------------------------------------
8.     GROSS PROFIT                                  $0              $0             $0            $0
---------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------
9.     OFFICER/INSIDER COMPENSATION                  $0              $0             $0            $0
---------------------------------------------------------------------------------------------------------
10.    SELLING & MARKETING                           $0              $0             $0            $0
---------------------------------------------------------------------------------------------------------
11.    GENERAL & ADMINISTRATIVE                      $0              $0             $0            $0
---------------------------------------------------------------------------------------------------------
12.    RENT & LEASE                                  $0              $0             $0            $0
---------------------------------------------------------------------------------------------------------
13.    OTHER (ATTACH LIST)                           $0              $0             $0            $0
---------------------------------------------------------------------------------------------------------
14.    TOTAL OPERATING EXPENSES                      $0              $0             $0            $0
---------------------------------------------------------------------------------------------------------
15.    INCOME BEFORE NON-OPERATING
       INCOME & EXPENSE                              $0              $0             $0            $0
---------------------------------------------------------------------------------------------------------
OTHER  INCOME & EXPENSES
---------------------------------------------------------------------------------------------------------
16.    NON-OPERATING INCOME (ATT. LIST)              $0              $0             $0            $0
---------------------------------------------------------------------------------------------------------
17.    NON-OPERATING EXPENSE (ATT. LIST)             $0              $0             $0            $0
---------------------------------------------------------------------------------------------------------
18.    INTEREST EXPENSE                              $0              $0             $0            $0
---------------------------------------------------------------------------------------------------------
19.    DEPRECIATION/DEPLETION                        $0              $0             $0            $0
---------------------------------------------------------------------------------------------------------
20.    AMORTIZATION                                  $0              $0             $0            $0
---------------------------------------------------------------------------------------------------------
21.    OTHER (ATTACH LIST)                           $0              $0             $0            $0
---------------------------------------------------------------------------------------------------------
22.    NET OTHER INCOME & EXPENSES                   $0              $0             $0            $0
---------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------
23.    PROFESSIONAL FEES                             $0              $0             $0            $0
---------------------------------------------------------------------------------------------------------
24.    U.S. TRUSTEE FEES                             $0              $0             $0            $0
---------------------------------------------------------------------------------------------------------
25.    OTHER (ATTACH LIST)                           $0              $0             $0            $0
---------------------------------------------------------------------------------------------------------
26.    TOTAL REORGANIZATION EXPENSES                 $0              $0             $0            $0
---------------------------------------------------------------------------------------------------------
27.    INCOME TAX                                    $0              $0             $0            $0
---------------------------------------------------------------------------------------------------------
28.    NET PROFIT (LOSS)                             $0              $0             $0            $0
---------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

---------------------------------------------------
CASE NAME: American International Travel, Inc.                 ACCRUAL BASIS-3
---------------------------------------------------

---------------------------------------------------
CASE NUMBER: 400-42149-BJH-11                          02/13/95, RWD, 2/96
---------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                MONTH                     MONTH                MONTH               QUARTER
                                           ----------------------------------------------------------------
DISBURSEMENTS                                  April 2002                 May 2002                                   TOTAL
---------------------------------------------------------------------------------------------------------------------------------
1.     CASH - BEGINNING OF MONTH                            $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
2.     CASH SALES                                           $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
---------------------------------------------------------------------------------------------------------------------------------
 3.    PREPETITION                                          $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
 4.    POSTPETITION                                         $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
 5.    TOTAL OPERATING RECEIPTS                             $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
---------------------------------------------------------------------------------------------------------------------------------
 6.    LOANS & ADVANCES (ATTACH LIST)                       $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
 7.    SALE OF ASSETS                                       $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
 8.    OTHER (ATTACH LIST)                                  $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
 9.    TOTAL NON-OPERATING RECEIPTS                         $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
 10.   TOTAL RECEIPTS                                       $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
 11.   TOTAL CASH AVAILABLE                                 $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------------
12.    NET PAYROLL                                          $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
13.    PAYROLL TAXES PAID                                   $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
14.    SALES, USE & OTHER TAXES PAID                        $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
15.    SECURED/RENTAL/LEASES                                $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
16.    UTILITIES                                            $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
17.    INSURANCE                                            $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
18.    INVENTORY PURCHASES                                  $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
19.    VEHICLE EXPENSES                                     $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
20.    TRAVEL                                               $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
21.    ENTERTAINMENT                                        $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
22.    REPAIRS & MAINTENANCE                                $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
23.    SUPPLIES                                             $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
24.    ADVERTISING                                          $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
25.    OTHER (ATTACH LIST)                                  $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
26.    TOTAL OPERATING DISBURSEMENTS                        $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
27.    PROFESSIONAL FEES                                    $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
28.    U.S. TRUSTEE FEES                                    $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
29.    OTHER (ATTACH LIST)                                  $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
30.    TOTAL REORGANIZATION EXPENSES                        $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
31.    TOTAL DISBURSEMENTS                                  $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
32.    NET CASH FLOW                                        $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------
33.    CASH - END OF MONTH                                  $0                      $0                 $0                     $0
---------------------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------------
CASE NAME: American International Travel, Inc.         ACCRUAL BASIS-4
---------------------------------------------------

---------------------------------------------------
CASE NUMBER: 400-42149-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                              SCHEDULE                  MONTH              MONTH        MONTH
                                                                               --------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                      AMOUNT                 April 2002          May 2002
---------------------------------------------------------------------------------------------------------------------------------
 1.      0-30                                                           $0                  $0                 $0             $0
---------------------------------------------------------------------------------------------------------------------------------
 2.      31-60                                                          $0                  $0                 $0             $0
---------------------------------------------------------------------------------------------------------------------------------
 3.      61-90                                                          $0                  $0                 $0             $0
---------------------------------------------------------------------------------------------------------------------------------
 4.      91+                                                            $0                  $0                 $0             $0
---------------------------------------------------------------------------------------------------------------------------------
 5.      TOTAL ACCOUNTS RECEIVABLE                                      $0                  $0                 $0             $0
---------------------------------------------------------------------------------------------------------------------------------
 6.      AMOUNT CONSIDERED UNCOLLECTIBLE                                $0                  $0                 $0             $0
---------------------------------------------------------------------------------------------------------------------------------
 7.      ACCOUNTS RECEIVABLE (NET)                                      $0                  $0                 $0             $0
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                                                   MONTH:    May 2002
                                                                                                  -------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                             0-30              31-60                    61-90               91+
TAXES PAYABLE                                DAYS               DAYS                     DAYS               DAYS          TOTAL
---------------------------------------------------------------------------------------------------------------------------------
 1.      FEDERAL                                      $0                $0                  $0                 $0             $0
---------------------------------------------------------------------------------------------------------------------------------
 2.      STATE                                        $0                $0                  $0                 $0             $0
---------------------------------------------------------------------------------------------------------------------------------
 3.      LOCAL                                        $0                $0                  $0                 $0             $0
---------------------------------------------------------------------------------------------------------------------------------
 4.      OTHER (ATTACH LIST)                          $0                $0                  $0                 $0             $0
---------------------------------------------------------------------------------------------------------------------------------
 5.      TOTAL TAXES PAYABLE                          $0                $0                  $0                 $0             $0
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 6.      ACCOUNTS PAYABLE                             $0                $0                  $0                 $0             $0
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------

STATUS OF POSTPETITION TAXES                                                           MONTH     May 2002
                                                                                             ------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                             BEGINNING              AMOUNT                            ENDING
                                                                TAX             WITHHELD AND/          AMOUNT          TAX
FEDERAL                                                      LIABILITY*           OR ACCRUED            PAID        LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
 1.      WITHHOLDING**                                                  $0                  $0                 $0             $0
---------------------------------------------------------------------------------------------------------------------------------
 2.      FICA-EMPLOYEE**                                                $0                  $0                 $0             $0
---------------------------------------------------------------------------------------------------------------------------------
 3.      FICA-EMPLOYER**                                                $0                  $0                 $0             $0
---------------------------------------------------------------------------------------------------------------------------------
 4.      UNEMPLOYMENT                                                   $0                  $0                 $0             $0
---------------------------------------------------------------------------------------------------------------------------------
 5.      INCOME                                                         $0                  $0                 $0             $0
---------------------------------------------------------------------------------------------------------------------------------
 6.      OTHER (ATTACH LIST)                                            $0                  $0                 $0             $0
---------------------------------------------------------------------------------------------------------------------------------
 7.      TOTAL FEDERAL TAXES                                            $0                  $0                 $0             $0
---------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------------------------------------------------------
 8.      WITHHOLDING                                                    $0                  $0                 $0             $0
---------------------------------------------------------------------------------------------------------------------------------
 9.      SALES                                                          $0                  $0                 $0             $0
---------------------------------------------------------------------------------------------------------------------------------
10.      EXCISE                                                         $0                  $0                 $0             $0
---------------------------------------------------------------------------------------------------------------------------------
11.      UNEMPLOYMENT                                                   $0                  $0                 $0             $0
---------------------------------------------------------------------------------------------------------------------------------
12.      REAL PROPERTY                                                  $0                  $0                 $0             $0
---------------------------------------------------------------------------------------------------------------------------------
13.      PERSONAL PROPERTY                                              $0                  $0                 $0             $0
---------------------------------------------------------------------------------------------------------------------------------
14.      OTHER (ATTACH LIST)                                            $0                  $0                 $0             $0
---------------------------------------------------------------------------------------------------------------------------------
15.      TOTAL STATE & LOCAL                                            $0                  $0                 $0             $0
---------------------------------------------------------------------------------------------------------------------------------
16.      TOTAL TAXES                                                    $0                  $0                 $0             $0
--------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report

------------------------------------------------
CASE NAME: American International Travel, Inc.     ACCRUAL BASIS-5
------------------------------------------------

------------------------------------------------
CASE NUMBER: 400-42149-BJH-11                      02/13/95, RWD, 2/96
------------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                           MONTH:  May 2002
                                                           --------------------------------------------------
-------------------------------------------
BANK RECONCILIATIONS
                                               Account #1        Account #2       Account #3
--------------------------------------------------------------------------------------------------------------
A.       BANK:                                    N/A
--------------------------------------------------------------------------------------------
B.       ACCOUNT NUMBER:                                                                           TOTAL
--------------------------------------------------------------------------------------------
C.       PURPOSE (TYPE):
--------------------------------------------------------------------------------------------------------------
1.    BALANCE PER BANK STATEMENT                       $0
--------------------------------------------------------------------------------------------------------------
2.    ADD: TOTAL DEPOSITS NOT CREDITED                 $0
--------------------------------------------------------------------------------------------------------------
3.    SUBTRACT: OUTSTANDING CHECKS                     $0
--------------------------------------------------------------------------------------------------------------
4.    OTHER RECONCILING ITEMS                          $0
--------------------------------------------------------------------------------------------------------------
5.    MONTH END BALANCE PER BOOKS                      $0                $0               $0                $0
--------------------------------------------------------------------------------------------------------------
6.    NUMBER OF LAST CHECK WRITTEN
--------------------------------------------------------------------------------------------------------------

-------------------------------------------
INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------------------------------
                                               DATE OF           TYPE OF         PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                   PURCHASE          INSTRUMENT        PRICE            VALUE
--------------------------------------------------------------------------------------------------------------
7.    N/A
--------------------------------------------------------------------------------------------------------------
8.    N/A
--------------------------------------------------------------------------------------------------------------
9.    N/A
--------------------------------------------------------------------------------------------------------------
10.   N/A
--------------------------------------------------------------------------------------------------------------
11.   TOTAL INVESTMENTS                                                                   $0                $0
--------------------------------------------------------------------------------------------------------------

-------------------------------------------
CASH

--------------------------------------------------------------------------------------------------------------
12.   CURRENCY ON HAND                                                                                      $0
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
13.   TOTAL CASH - END OF MONTH                                                                             $0
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  -------------------------------------------------
  CASE NAME: American International Travel, Inc.        ACCRUAL BASIS-6
  -------------------------------------------------

  -------------------------------------------------
  CASE  NUMBER: 400-42149-BJH-11                        02/13/95, RWD, 2/96
  -------------------------------------------------

                                                        MONTH:        May 2002
                                                        ------------------------

  -------------------------------------------------
  PAYMENTS TO INSIDERS AND PROFESSIONALS
  -------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------------------
                            INSIDERS
------------------------------------------------------------------
                       TYPE OF           AMOUNT       TOTAL PAID
            NAME       PAYMENT            PAID          TO DATE
------------------------------------------------------------------
1. N/A
------------------------------------------------------------------
2. N/A
------------------------------------------------------------------
3. N/A
------------------------------------------------------------------
4. N/A
------------------------------------------------------------------
5. N/A
------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO INSIDERS                                    $0            $0
------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                             PROFESSIONALS
--------------------------------------------------------------------------------------------
                     DATE OF COURT                                                 TOTAL
                   ORDER AUTHORIZING      AMOUNT         AMOUNT     TOTAL PAID    INCURRED
        NAME            PAYMENT          APPROVED         PAID       TO DATE     & UNPAID *
--------------------------------------------------------------------------------------------
1. N/A
--------------------------------------------------------------------------------------------
2. N/A
--------------------------------------------------------------------------------------------
3. N/A
--------------------------------------------------------------------------------------------
4. N/A
--------------------------------------------------------------------------------------------
5. N/A
--------------------------------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO PROFESSIONALS                               $0            $0           $0           $0
--------------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION
PAYMENTS
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                       SCHEDULED          AMOUNTS
                                        MONTHLY            PAID       TOTAL
                                        PAYMENTS          DURING     UNPAID
         NAME OF CREDITOR                 DUE             MONTH   POSTPETITION
------------------------------------------------------------------------------
1. N/A
-------------------------------------------------------------------------------
2. N/A
-------------------------------------------------------------------------------
3. N/A
-------------------------------------------------------------------------------
4. N/A
-------------------------------------------------------------------------------
5. N/A
-------------------------------------------------------------------------------
6. TOTAL                                          $0            $0           $0
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
-----------------------------------------------
CASE NAME: American International Travel, Inc.         ACCRUAL BASIS-7
-----------------------------------------------

-----------------------------------------------
CASE NUMBER: 400-42149-BJH-11                           02/13/95, RWD, 2/96
-----------------------------------------------

                                                        MONTH: May 2002
                                                               -----------------

--------------------------
QUESTIONNAIRE
--------------------------------------------------------------------------------------------
                                                                      YES           NO
--------------------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                            X
--------------------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                      X
--------------------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE FROM RELATED PARTIES?                                                X
--------------------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?                                                          X
--------------------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                                          X
--------------------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                    X
--------------------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
     PAST DUE?                                                                       X
--------------------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                X
--------------------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                      X
--------------------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
     DELINQUENT?                                                                     X
--------------------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
     REPORTING PERIOD?                                                               X
--------------------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                 X
--------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------
INSURANCE
--------------------------------------------------------------------------------------------
                                                                      YES           NO
--------------------------------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                           X
--------------------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                             X
--------------------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                        INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------------------
          TYPE OF                                                           PAYMENT AMOUNT
          POLICY                            CARRIER     PERIOD COVERED      & FREQUENCY
--------------------------------------------------------------------------------------------
     Please see Case # 00-42141-BJH-11
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------
CASE NAME: American International Travel, Inc.  FOOTNOTES SUPPLEMENT
-----------------------------------------------

-----------------------------------------------
CASE NUMBER: 400-42149-BJH-11                      ACCRUAL BASIS
--------------------------------------------------------------------------------

                                              MONTH:  May 2002
                                                    ----------------------------

-----------------------------------------------------------------------------------------------------
 ACCRUAL BASIS         LINE
 FORM NUMBER          NUMBER                 FOOTNOTE / EXPLANATION
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
      6                             All Professional fees related to the Reorganization of the
-----------------------------------------------------------------------------------------------------
                                     Company are disbursed out of Kitty Hawk, Inc. (Parent
-----------------------------------------------------------------------------------------------------
                                     Company). Refer to Case # 400-42141
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
      7                             All insurance plans related to the Company are carried
-----------------------------------------------------------------------------------------------------
                                     at Kitty Hawk, Inc. (Parent Company). Refer to Case #
-----------------------------------------------------------------------------------------------------
                                     400-42141.
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
      General                       This operation closed in May of 2000. Costs incurred to date
-----------------------------------------------------------------------------------------------------
                                     consist of costs associated with shut down
-----------------------------------------------------------------------------------------------------
                                     procedures as well as wrapping up final billings.
-----------------------------------------------------------------------------------------------------

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      3              28             All payments are made by Kitty Hawk, Inc. (Case #400-42141)
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

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

CASE NAME: American International Travel, Inc.

CASE NUMBER: 400-42149-BJH-11

Details of Other Items

ACCRUAL BASIS-1                                   May 2002


8.   OTHER (ATTACH LIST)                                (408,314) Reported
                                           ----------------------
       Intercompany Receivable                          (408,314)
                                           ----------------------
                                                        (408,314) Detail
                                           ----------------------
                                                               -  Difference